                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 2002


                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                    1-07533                     52-0782497
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


           1626 East Jefferson Street, Rockville, Maryland   20852-4041
               (Address of principal executive offices)      (Zip Code)


         Registrant's telephone number including area code: 301/998-8100



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Item 7. Financial Statements and Exhibits.

(c) Exhibits

The exhibits listed in the following index relate to an offering under the Registrant's Registration Statements on Form S-3 (No. 333-97945 and No. 333-63619) and each is filed herewith for incorporation by reference in such Registration Statements. The following table constitutes the exhibit index to this Current Report on Form 8-K.

Exhibit No.    Description
-----------    -----------------------------------------------------------------
1.01           Underwriting Agreement, dated November 14, 2002, by and among the
               Registrant and Merrill Lynch, Pierce, Fenner & Smith
               Incorporated, Salomon Smith Barney Inc. and Wachovia Securities,
               Inc., et al.

1.02           Pricing Agreement, dated November 14, 2002, by and between the
               Registrants and Certain Underwriters named therein.

4.01           Form of 6 1/8% Note due November 15, 2007

5.01 Opinion of Shaw Pittman LLP relating to legality of 6 1/8% Notes due November 15, 2007

8.01 Opinion of Shaw Pittman LLP relating to material tax matters relating to the Registrant.

12.01          Statement Regarding Computation of Ratios of Earnings to Fixed
               Charges and of Ratios of Earnings to Combined Fixed Charges and
               Preferred Share Dividends.

23.01 Consents of Shaw Pittman LLP (contained in the opinions filed as Exhibits 5.01 and 8.01 hereto)

23.02          Omitted pursuant to Rule 437a under the Securities Act of 1933

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FEDERAL REALTY INVESTMENT TRUST



Date: November 18, 2002                By:  /s/ Larry E. Finger
                                          -------------------------
                                                Larry E. Finger
                                                Senior Vice President and
                                                Chief Financial Officer